SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         FIRST SOUTH BANCORP, INC
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
 [ ]  $125 per Exchange  Act Rules 0-11(e)(1)(ii),  14a-6(i)(1) or Item 22(a)(2)
      of Schedule 14A.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            FIRST SOUTH BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of First South Bancorp, Inc. will be held at the Westside Branch Library, 525 Oak Grove Road, Spartanburg, South Carolina, on Wednesday, May 11, 2005, at 4:00 p.m., for the following purposes:

     (1) To elect two directors to each serve for a three-year term, or until their successors are duly elected and qualified;

     (2) To approve the adoption of the First South Bancorp, Inc., 2005 Stock Option Plan;

     (3) To ratify the selection of Cherry, Bekaert & Holland, LLP as the Company's independent auditors; and

     (4) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on April 8, 2005, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2005 Proxy Statement. Also included is the Company's 2004 Annual Report to Shareholders.

                                            By Order of the Board of Directors



April 13, 2005                              V. Lewis Shuler
                                            Secretary

                            FIRST SOUTH BANCORP, INC.
                          1450 John B. White Sr. Blvd.
                        Spartanburg, South Carolina 29306
                                 (864) 595-0455

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First South Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on Wednesday, May 11, 2005 at the Westside Branch Library, 525 Oak Grove Road, Spartanburg, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 13, 2005, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal, telephone or other electronic contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2004, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Barry L. Slider, President, First South Bancorp, Inc., 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306 or by mailing to Mr. Slider at Post Office Box 1928, Spartanburg, South Carolina 29304, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the  close of  business  on  April  8,  2005,  there  were  outstanding
1,682,490 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on April 8, 2005 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      One-third of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the Annual Meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, FOR approval of the adoption of the First South Bancorp, Inc., 2005 Stock Option Plan and FOR ratification of Cherry, Bekaert & Holland, L.L.P., as independent auditors for the year ended December 31, 2005. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by mailing them in writing to Barry L. Slider, President, First South Bancorp, Inc., Post Office Box 1928, Spartanburg, South Carolina 29304, or by delivering them in writing to Mr. Slider at the Company's main office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306. Such written proposals must be received prior to December 14, 2005, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 27, 2006, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The number of shares owned and the percentage of outstanding common stock such number represents at April 1, 2005, for all directors and executive officers of the Company and for all persons who are currently beneficial owners of 5% or more of the Company's common stock is set forth below.

Name (and Address of 5% Owners)                       Number of Shares                   % of Outstanding
                                                     Beneficially Owned                    Common Stock
-------------------------------------------    --------------------------------   -------------------------------
Richard H. Brooks                                        85,974                               5.11
   900 Sawpit Trace
   Woodruff, SC
Harold E. Fleming, M.D. (1)                              25,976                               1.54
Joel C. Griffin                                          27,097                               1.61
Roger A. F. Habisreutinger (2)                          120,928                               7.19
   408 Main Street
   Spartanburg, SC
Ashley F. Houser (3)                                     34,273                               2.00
Herman E. Ratchford                                     190,280                              11.31
   3808 Edgewater Drive
   Gastonia, NC
Chandrakant V. Shanbhag (4)                             109,825                               6.53
   1614 Holly Berry Lane
   Spartanburg, SC
V. Lewis Shuler (5)                                      32,788                               1.92
Barry L. Slider (6)                                      91,559                               5.31
David G. White (7)                                       53,096                               3.16
                                                         ------
All directors and executive
officers as a group (10 persons)(8)                     771,796                              43.43

--------------------
(1) Includes 150 shares owned by a family member of Dr. Fleming as to which he disclaims beneficial ownership.

(2) Includes 44,850 shares owned jointly with his wife; 9,000 shares owned by a partnership in which he is a partner; 7,500 shares owned by his wife; 27,000 shares owned by three children and 5,400 owned by a trust as to which Mr. Habisreutinger disclaims beneficial ownership.
(3)  Includes 28,977 shares subject to presently exercisable options.
(4) Includes 45,000 shares owned jointly with his wife and 300 shares owned by minor children.
(5) Includes 1,200 shares owned jointly with a family member; and 22,338 shares subject to presently exercisable options.
(6) Includes 10,500 shares owned jointly with his wife; 300 shares owned by minor children; 8,100 shares owned by his wife as to which Mr. Slider disclaims beneficial ownership; and 43,325 shares subject to presently exercisable options.
(7) Includes 750 shares owned by minor children and 900 shares owned by his wife as to which Mr. White disclaims beneficial ownership.
(8)  Includes 94,640 shares subject to currently exercisable options.

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, two directors are to be elected to hold office for a term of three years until the 2008 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. The Board has nominated Herman E. Ratchford and David G. White for election to such positions. No other nominations have been made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors." Accordingly, no other nominations are permitted to be made.

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Ratchford and White. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY
Directors

         The table below shows, as to each director, his name, age, positions held with the Company and principal occupation for the past five years and the period during which he has served as a director of the Company. Directors of the Company serve until the Annual Meeting for the year indicated or until their successors are elected and qualified. Each of the persons listed in the table as a nominee is a Board of Directors' nominee for election as a director of the Company.

NAME                          AGE                  PRINCIPAL OCCUPATION                   DIRECTOR SINCE*
----                          ---                  --------------------                   ---------------

         Nominees for the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2008 are:


Herman E. Ratchford            72    Chairman and Chief Executive Officer, Triangle             1998
                                     Real Estate of Gastonia (construction)

David G. White                 49    Attorney                                                   1996




                                       3

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2007 are:


Harold E. Fleming              64    Physician, Cardio Medical Associates                       1996

Joel C. Griffin                51    President, Griffin Gear, Inc. (specialized gear            1996
                                     manufacturing)

Barry L. Slider                52    President & Chief Executive Officer of the                 1996
                                     Company and First South Bank (since 1996),
                                     Senior Vice President, Branch Banking & Trust
                                     Company, Spartanburg, S.C. (1985-1995)

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2006 are:

Roger A. F. Habisreutinger     63    Chairman of the Board of the Company and First             1996
                                     South Bank; President, Champion Investment Corp.

Chandrakant V. Shanbhag        55    Chief Executive Officer, D.C. Motors & Control,            1996
                                     Inc.
Ashley F. Houser
                               50    Regional Executive - Columbia, First South Bank            1999
                                     since 1999; Executive Vice President First
                                     Gaston Bank, Gastonia, North Carolina,
                                     1995-1999; Senior Vice President BB&T 1983-1995.
-------------------------

*Includes membership on the Board of Directors of First South Bank prior to organization of the Company as a holding company for First South Bank in 1999. Each person also currently serves as a director of First South Bank.

         Neither the principal executive officers nor any directors or director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         Set forth below is information about the business background, age and positions with the Company of each executive officer of the Company.

Barry L. Slider            President and Chief Executive Officer

V. Lewis Shuler            Executive Vice President and Chief Financial Officer

         Information about Mr. Slider is set forth above under "-Directors." Mr. Shuler (age 61) served as Senior Vice President/Treasurer of First Community Bank from 1987 to 1996 prior to becoming Executive Vice President and Chief Financial Officer of First South Bank and the Company in 1996.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2004, the Board of Directors of the Company met 12 times (includes meetings of First South Bank Board of Directors). Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board. The Board does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Board's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 60 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 60 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Herman E. Ratchford, Richard H. Brooks and Harold E. Fleming, and met four times in 2004. Each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is attached to this proxy statement as Appendix A.

Compensation Committee

         The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. White (Chairman), Habisreutinger, Shanbhag, and Ratchford. The Compensation Committee met one time during 2004.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, First South Bancorp, Inc., 1450 John
B. White, Sr. Boulevard, Spartanburg, South Carolina 29306. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth the remuneration paid during the years ended December 31, 2004, 2003, and 2002 to the Chief Executive Officer and to each other executive officer of the Company whose total salary and bonus compensation in 2004 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  Number of
                                                                                 Securities
                                                Annual Compensation(1)           Underlying
                                                ----------------------             Options          All Other
Name and Principal Position                 Year       Salary         Bonus      Awarded(2)      Compensation(3)
---------------------------                 ----       ------         -----      ----------      ---------------

Barry L. Slider                               2004       178,100      59,640           2,486          10,991
President and Chief                           2003       174,500      50,400           2,705          10,210
Executive Officer                             2002       166,500      23,000           2,400           8,496

V. Lewis Shuler                               2004       121,250      28,200           1,152           7,410
  Executive Vice President                    2003       121,127      26,025           1,253           6,759
                                              2002       104,100      15,000           1,215           6,142

---------------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of salary plus bonus payments.
(2)  Restated to reflect effect of 2-for-3 stock split on March 19, 2004.
(3) Contributions by the Company to the Bank's 401(k) Plan and life insurance premiums.

Retirement Benefits

         The Company has entered into Salary Continuation Agreements with each of Barry L. Slider, the Chief Executive Officer, and V. Lewis Shuler, the Executive Vice President and Secretary. The agreements provide for payments of benefits to each of Messrs. Slider and Shuler commencing at their retirements at age 65 or earlier in the event of death or disability. The agreement with Mr. Slider provides for payment of an annual benefit of $45,230 increased by 2% each year between 1999 and Mr. Slider's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Slider's retirement and continuing for 215 additional months.

         The agreement with Mr. Shuler provides for payment of an annual benefit of $20,484 increased by 2% each year between 1999 and Mr. Shuler's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Shuler's retirement and continuing for 215 additional months.

         In the event either employee's employment with the Company is terminated prior to his retirement for any reason other than good cause, death or disability, each agreement provides that a retirement benefit will be paid beginning at normal retirement age based on the amount stated above increased by 2% per year for the actual years such employee worked after 1999.

         In the event either employee's employment with the Company is terminated prior to the employee's retirement age due to disability, the employee will receive an annual benefit of between $1,118 and $64,600, in the case of Mr. Slider or between $1,657 and $24,000, in the case of Mr. Shuler, based on the length of the employee's service from 1999 to the date of termination of employment. Disability benefits will be paid monthly for 216 months.

         In the event that the employee dies while in the employ of the Company, his agreement provides that the employee's beneficiary shall receive an amount between $11,030 and $637,097, in the case of Mr. Slider, and between $16,338 and $236,697, in the case of Mr. Shuler.

         These benefits were funded in 1999 through the purchase of universal life insurance policies on the lives of Messrs. Slider and Shuler which are owned by the Company and reflected in the Company's balance sheet as other assets. Although the Company plans to use these policies to fund its obligations under the agreements, its obligations are independent of the policies.

1996 Stock Option Plan

         On April 17, 1996, the Board of Directors of First South Bank (the "Bank") adopted the 1996 Stock Option Plan, which reserves 112,500 shares of Common Stock (as adjusted to reflect 2-for-3 stock split on March 19, 2004) for issuance pursuant to the exercise of options which may be granted pursuant to the 1996 Stock Option Plan. The 1996 Stock Option Plan was approved by shareholders of the Bank at the 1997 Annual Meeting of Shareholders. Upon acquisition of the Bank by the Company in 1999, the 1996 Stock Option Plan and the outstanding options became the Plan and Options of the Company. Options under the 1996 Stock Option Plan may be either "incentive stock options" within the meaning of the Internal Revenue Code, or nonqualified stock options and may be granted to persons who are employees of the Bank or any subsidiary (including officers and directors who are employees) at the time of grant or, in the case of nonqualified options, to persons who are not employees, such as directors. Incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by a committee of the Board of Directors consisting of at least three non-employee directors (the "Committee"). Other options shall have the exercise price set by the Committee. The Committee may set other terms for the exercise of the options but may not grant more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. Payment for optioned shares may be in cash, Common Stock or a combination of the two. The Committee also selects the employees to receive grants under the Stock Option Plan and determines the number of shares covered by options granted under the Stock Option Plan. No options may be exercised after ten years from the date of grant and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Bank, within three months after the date of termination of employment, within twelve months of disability, or within two years of death. The terms and conditions of other options relating to termination of employment, death or disability will be determined by the Committee. The 1996 Stock Option Plan will terminate on April 16, 2006, and no options will be granted thereunder after that date.

                        Option Grants In Last Fiscal Year

         The following table presents information about options granted to the persons named in the Summary Compensation Table in 2004.

                                             Individual Grants
                                             -----------------
                                     Number of           % of Total
                                     Securities           Options
                                     Underlying          Granted to         Exercise
                                      Options            Employees            Price              Expiration
        Name                         Granted(1)            in 2004         (per share)             Date
----------------------               ----------          ----------        -----------            --------
Barry L. Slider                        2,486               29.9%             35.00               12/31/2014
V. Lewis Shuler                        1,152               13.8%             35.00               12/31/2014

(1) Such options become exercisable in 20% increments on each of December 31, 2005, 2006, 2007, 2008 and 2009. [Number of shares has been restated to reflect the effect of the 3-for-2 stock split on March 19, 2004.]

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2004. No options were exercised by Mr. Slider or Mr. Shuler during the year ended December 31, 2004.

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value         Options 12/31/04(1)           Options 12/31/04 (2)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable       Unexercisable
----                   ---------------   --------   -----------     -------------   -----------       -------------

Barry L. Slider               0              0         43,325          10,642            420,304         234,739
V. Lewis Shuler               0              0         22,338           5,122            216,088         111,930

---------------
(1)  Adjusted to reflect the effect of a 3-for-2 stock split on March 19, 2004.
(2) Based on exercise prices ranging from $7.33 to $35.00 per share and assuming that the fair market value of the Bank's common stock on December 31, 2004 was $35.00 per share, as restated to reflect the effect of the stock split.

Compensation of Directors

         Directors receive compensation of $600 for each monthly meeting of the Board of Directors attended. The Directors also received $175 for each committee meeting attended. Directors received, in the aggregate, $85,375 in 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2004 was $4,045,317. During 2004, $2,325,398 in new loans were made and repayments totaled $1,710,850.

         Other. The Company has obtained legal services from the Law Office of David G. White in the past and expects to do so in the future. David G. White is a director of the Company.

                 PROPOSAL TO APPROVE THE 2005 STOCK OPTION PLAN

         The Board of Directors is also seeking shareholder approval of the First South Bancorp, Inc., 2005 Stock Option Plan (the "2005 Stock Option Plan"). A copy of the proposed 2005 Stock Option Plan is included herewith as Appendix A and incorporated herein by reference. The following is a summary of the 2005 Stock Option Plan and is qualified in its entirety by reference to the Plan. The summary does not create any rights separate from the Plan.

         On March 16, 2005, subject to shareholder approval, the Board of Directors of the Company adopted the 2005 Stock Option Plan, which reserves 350,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2005 Stock Option Plan. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan are "incentive stock options" within the meaning of the Internal Revenue Code. Options may be granted pursuant to the 2005 Stock Option Plan to persons who are employees of the Company or any subsidiary (including directors who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2005 Stock Option Plan and determines the number of shares covered by options granted under the 2005 Stock Option Plan. At December 31, 2004, the Company and First South Bank had two executive officers and 60 employees who will be eligible to receive options under the Plan.

         All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but such prices may not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) at the date of grant. (At December 31, 2004, the market value was approximately $35.00.) The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired.

         The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. All outstanding options will become immediately exercisable in the event of a change of control of the Company (as defined in the Plan). The Board of Directors may alter, suspend or discontinue the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. Unless earlier terminated, the 2005 Stock Option Plan will terminate on March 18, 2015, and no options will be granted thereunder after that date.

         Under federal tax law and regulations, the granting of a stock option does not produce income to the optionee or a tax deduction for the Company unless the option itself has a determinable market value and is not an incentive stock option. Upon exercise of an incentive stock option, the excess of the fair market value of the stock acquired over the option price will be an item of tax preference to the optionee, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the stock is made within two years from the date of grant of the incentive stock option nor within one year after the transfer of the stock to the optionee, the optionee does not realize income as a result of exercising the incentive stock option; the tax basis of the stock received is the option price; any gain or loss realized on the ultimate sale of the stock is long-term capital gain or loss; and the Company is not entitled to any tax deduction by reason of the exercise. If the optionee disposes of the stock within the two-year or one-year periods referred to above, the excess of the fair market value of the stock at the time of exercise (or the proceeds of disposition, if less) over the option price will at that time be taxable to the optionee as ordinary income and deductible by the Company. For determining capital gain or loss on such a disposition, the tax basis of the stock will be the fair market value at the time of exercise.

         Because of the discretion given to the Board of Directors in selecting the employees to whom grants of options will be made and the number of options granted, the benefits or amounts any individual might receive under the 2005 Stock Option Plan are not presently determinable.

         The Board of Directors has adopted the 2005 Stock Option Plan because it believes that stock options provide an appropriate way to reward and provide incentives to officers and key employees. Since stock options issued under the plan are only valuable to the recipient if the value of the stock rises, the future benefit to the recipient is linked to the benefit to the shareholders.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of Accountants

         The Board has selected Cherry, Bekaert & Holland, L.L.P., Certified Public Accountants with offices in Spartanburg, South Carolina, to serve as the Company's independent auditors for 2005. It is expected that representatives from this firm will be present and available to answer appropriate questions at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so.

         The Board recommends that you vote FOR the ratification of the selection of Cherry, Bekaert & Holland, L.L.P., as the Company's independent auditors.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2004 and 2003, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2003 and 2004, respectively, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $28,233 and $33,600 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. For the years ended December 31, 2003 and 2004, respectively, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $14,569 and $625 for audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance.[Other tax services include fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation. For the years ended December 31, 2003 and 2004, respectively, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $6,239 and $6,250 for tax fees.

All Other Fees

         There were no services other than those reported above, provided by Cherry, Bekaert & Holland, L.L.P.

         In making its decision to recommend ratification of its appointment of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2005, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Cherry, Bekaert & Holland, L.L.P.

         Audit  Committee   Pre-Approval  of  Audit  and  Permissible  Non-Audit
Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. All audit and permitted non-audit services were approved by the Audit Committee in 2004.

Audit Committee Report

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2004. The Audit Committee has discussed with the Company's independent auditors, Cherry, Bekaert, & Holland, L.L.P., the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Cherry, Bekaert, & Holland, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Cherry, Bekaert & Holland, L.L.P., their independence. Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

  Harold E. Fleming, Chairman  Herman E. Ratchford   Richard H. Brooks (Absent)


                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein; and FOR ratification of Cherry, Bekaert & Holland, L.L.P., as independent auditors.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2004, free of charge by requesting such form in writing from Barry L. Slider, President, First South Bank, Post Office Box 1928, Spartanburg, South Carolina 29304. Copies may also be obtained from the SEC's website at www.sec.gov.

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER


I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting, and financial reporting processes generally. The Audit Committee's primary general purpose duties and responsibilities are to:

         * Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         * Review and appraise the audit efforts of the Corporation's independent accountants and internal audit functions.

         * Provide an open avenue of communication among the internal auditors, the independent accountants, and the Board of Directors.

The Audit Committee will primarily fulfill these duties and responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II. COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management experience.

The members of the Committee shall be elected by the Board for a membership term to be determined by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.


III. MEETINGS

         The Committee shall meet at least twice annually, or more frequently as circumstances dictate. The Committee should meet at least annually with the independent accountants and be available on an "on-call" basis to meet with internal audit representatives to discuss any matter which representatives of either of these groups deems necessary.


IV. RESPONSIBILITIES AND DUTIES

         The Audit Committee shall have the following specific powers and duties:

1.  Reviewing  the  performance  of  the  independent   accountants  and  making
recommendations  to  the  Board  of  Directors   regarding  the  appointment  or
termination of the independent accountants;

2. Reviewing and approving the independent accountant's annual engagement letter and the internal auditor's annual audit plan;

3. Conferring with the independent accountants and the internal auditors concerning the scope of their examinations of the records of the Corporation and its subsidiaries, if applicable; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

4. Reviewing with management the significant findings of both the independent accountants and internal auditors relative to risks and exposures;

5. Reviewing the Corporation's audited financial statements and the independent accountant's opinion rendered with respect to such financial statements, including the nature and extent of any significant changes in accounting principles;

6. Reviewing the adequacy of the Corporation's system of internal controls;

7.  Providing  an  independent,   direct  communication  between  the  Board  of
Directors, internal auditors and independent accountants;

8. Reviewing the programs and policies of the Corporation designed to ensure compliance with applicable laws and regulations, and monitoring the results of these compliance efforts;

9. Reporting through the committee chairman to the Board of Directors matters addressed in the meetings of the Audit Committee;

10. Maintaining minutes or other records of meetings and activities of the Audit Committee;

11. Considering such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the internal and external audit of the Corporation as the Audit Committee may, at its discretion, determine to be advisable.

                                   APPENDIX B

                            FIRST SOUTH BANCORP, INC.
                                      2005
                           INCENTIVE STOCK OPTION PLAN

         1. Purpose of the Plan. The purpose of the First South Bancorp, Inc., 2005 Incentive Stock Option Plan (the "Plan") is to provide First South Bancorp, Inc., (the "Corporation") with an effective means of attracting, retaining and motivating employees by encouraging them to acquire an ownership interest in the Corporation thereby increasing their proprietary interest in the Corporation's success. Subject to the limitations set forth below, the Plan provides for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), to eligible employees.

2. Administration and Authority of Board. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). Subject to the express provisions of the Plan, the Board shall have full authority, in its discretion, to determine the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the terms of each option, the vesting schedule of each option, and whether and when the exercise of an option may be accelerated. Subject to the express provisions of the Plan, the Board shall also have full authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective options which terms and provisions need not be the same in each case, and including such terms and provisions as shall be requisite in the judgment of the Board to provide for stock options which qualify as "incentive stock options" under Section 422 of the Code as the same is and shall be amended from time to time, including any amendment which supersedes said Section 422, and to make all other determinations deemed necessary or advisable in administering the Plan. The determinations of the Board on the matters referred to in this Paragraph 2 shall be conclusive and binding on all participants in the Plan, their legal representatives, heirs and beneficiaries. The Board may, from time to time, appoint a committee consisting of not less than three (3) non-employee Directors and may delegate to such committee full power and authority to do and perform all acts and things required or permitted to be taken and done by the Board herein, and all responsibilities and duties placed upon the Board herein. Actions of such committee shall be by majority vote and an action by majority vote of the committee, either with or without a meeting, shall be binding on the committee.

         No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder. In addition, members of the Board shall be eligible for indemnification from the Corporation, pursuant to the Corporation's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against them or any one of them claiming any rights or remedies due to their participation in the administration of the Plan.

         3. Eligibility. The employees eligible to participate in the Plan shall consist of employees of the Corporation and its subsidiaries, whether or not such employees are Directors of the Corporation, as determined by the Board. Subject to the limitations of the Plan, the Board shall, after consultation with and consideration of the recommendation of management, select the employees to participate. More than one option may be granted to the same person if the person is an eligible recipient under the Plan.

         4. Shares Subject to the Plan. A total of three hundred fifty thousand (350,000) shares of the common stock of the Corporation ("Common Stock") shall be subject to the Plan. Such total number of shares is subject to adjustment pursuant to Paragraph 11 hereof. Should any option expire or terminate without being fully exercised, the unpurchased shares subject thereto may again be optioned pursuant to the provisions hereof. Such shares may be either authorized but unissued shares, or treasury shares, at the discretion of the Board.

         5. Terms of Option. Each option granted herein shall be so designated in an Incentive Stock Option Agreement ("Option Agreement") entered into between the Corporation and the employee ("Optionee"). Each option granted pursuant to this Plan shall be exercisable pursuant to the terms of this Paragraph and the Option Agreement.

         a. Number of Shares. Each Option Agreement shall state the number of shares to which it pertains.

         b. Option Price. Each Option Agreement shall state the purchase price of the Common Stock under each option. The purchase price shall be determined by the Board, but such purchase price shall not be less than one hundred (100%) percent of the fair market value of the Common Stock, as determined by the Board at the time of the grant of the option. The Board shall determine fair market value without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, in the case of an option granted to any Optionee then owning or treated as owning more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or any related corporation, the purchase price per share of the Common Stock subject to option shall be not less than one hundred ten (110%) percent of the fair market value of the Common Stock on the date of grant of the option, determined in good faith as aforesaid. Fair market value shall be determined by the Board or committee, as the case may be, on the basis of such factors as either deems appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and further provided that if at the time the determination of fair market value is made, the Common Stock is admitted to trading on a national securities exchange for which sales prices are regularly reported, fair market value shall not be less than the mean of the high and low asked or closing sales price reported for the Common Stock on that exchange on the date of the grant (or most recent trading day preceding the date on which the option is granted). For purposes of this Plan, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation system and the over the counter market.

         c. Option Term. Each Option Agreement shall state the term during which the Optionee may exercise the incentive stock option granted pursuant to this Plan. Such term shall in no event end later than ten (10) years from the date such option is granted; provided, however, that in the case of an option granted to any Optionee then owning or treated as owning more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or any related corporation, such time period shall end no later than five (5) years from the date such option is granted. The term of the option may be reduced on account of the death, disability or termination of employment of the Optionee as provided below.

         d. Vesting Schedule. Each Option Agreement shall contain a vesting schedule to which the option is subject. In determining the number of options vested an Optionee shall not receive fractional options. If the product resulting from multiplying the vested percentage by the allocated option results in a fractional option, then an Optionee's vested right shall be to the whole number of options disregarding any fractional option. In the event any Optionee terminates employment for reasons other than death or disability and such Optionee does not have a one hundred (100%) percent vested interest in the Optionee's options under the Plan, then the options which are not vested, based on the schedule in the applicable Option Agreement, shall be forfeited and shall be available again for grant to employees as may be determined by the Board.

         e. Limit on Number of Shares Exercised. Not less than one hundred (100) shares may be exercised at one time unless the number purchased is the total number that may be purchased under the option at that time. No option may be exercised for any fraction of a share of Common Stock.

         f. Partial Exercise Permitted. At any time and from time to time when any option or portion thereof is exercisable, the same may be exercised in whole or in part.

          g. Continuous Employment With Corporation Required. Except as provided in Paragraphs 7, 8 and 9 herein, no option shall be exercisable unless, at the time of the exercise, the Optionee thereof is then, and has been continuously since such option was granted to him, an employee of the Corporation. Leave of absence from employment from the Corporation, when granted by the Corporation because of temporary illness or disability, or to permit service with the armed forces, or for any other reason, to the extent permitted under the Code shall not be considered an interruption or termination of employment for any purpose under the Plan.

         h. $100,000 Limit. The aggregate fair market value (determined as of the date on which the option is granted) of stock with respect to which options are exercisable for the first time by any Optionee in any calendar year shall not exceed One Hundred Thousand ($100,000) Dollars.

         i. Change In Control. In the event of a Change in Control, all outstanding options shall become exercisable in full immediately prior to the effective date of any such Change in Control regardless of the vesting schedule in the Option Agreement, unless the applicable Option Agreement provides otherwise. "Change in Control" shall mean (i) the acquisition by any person, group of persons or entities of the beneficial ownership or power to vote more than twenty (20%) percent of the Corporation's outstanding stock, (ii) during any period of two (2) consecutive years, a change in the majority of the Board of Directors unless the election of each new Director was approved by at least two thirds (2/3) of the Directors then still in office who were Directors at the beginning of such two (2) year period, or (iii) a reorganization, merger, exchange of shares, combination or consolidation of the Corporation with one or more other corporations or other legal entities in which the Corporation is not the surviving corporation, or a transfer of all or substantially all of the assets of the Corporation to another person or entity.

         6. Exercise of Options. The options granted hereunder shall be exercisable only upon delivery to the Corporation at its main office of a written notice (a) stating the Optionee's election to exercise, (b) specifying the number of shares to be purchased, and (c) enclosing payment for the shares purchased in full in cash or by certified or cashier's check payable to the order of the Corporation. As promptly as practicable thereafter, a certificate or certificates for the number of shares to which the notice refers shall be issued, provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required by the Corporation with reasonable diligence to comply with applicable listing requirements of any securities exchange or to comply with applicable state or federal law. In no case may a fraction of a share be purchased or issued under the Plan.

         An employee shall not, by reason of the Plan and the granting to him of any option hereunder, have or thereby acquire any rights of a shareholder of the Corporation with respect to the shares covered by such option unless and until a certificate for such shares shall have been issued and delivered to him.

         7. Termination of Employment other than Disability or Death. If an Optionee ceases to be employed by the Corporation, or its parent or any of its subsidiaries (or any corporation or a parent or a subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies) for reasons other than death or disability, the Optionee shall have the right at any time within three (3) months thereafter (but in any event no later than the date of the expiration of the option period) to exercise his option with respect to the number of shares which were immediately purchasable by him at the time of termination of employment, and his right to purchase any remaining shares shall terminate forthwith.

         8. Termination of Employment Due to Disability. If an Optionee ceases to be employed by the Corporation, or its parent or any of its subsidiaries (or any corporation or a parent or a subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies) due to disability as defined under Section 22(e)(3) of the Code, the Optionee shall have the right at any time within one (1) year thereafter (but in any event no later than the date of the expiration of the option period) to exercise his option. In the event that employment of an Optionee terminates due to disability prior to the date when all options allocated to the Optionee would be one hundred (100%) percent vested in accordance with the vesting schedule in the applicable Option Agreement, all options allocated to such Optionee shall become fully vested and nonforfeitable.

         9. Death of Holder of Option. If an Optionee dies while employed by the Corporation, or its parent or any of its subsidiaries (or any corporation or a parent or a subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), or within three (3) months of retirement, any option or unexercised portion thereof granted to him shall be exercisable at any time prior to the expiration of one (1) year after the date of such death (but in any event no later than the date of the expiration of the option period), but only by the estate of the decedent or by the person or persons to whom such deceased employee's rights under the option shall pass by such deceased employee's will or by the laws of descent and distribution of the state of his domicile at the time of his death. The estate of the decedent or the person or persons so exercising such option after the deceased employee's death shall, simultaneously with the delivery of notice of election to exercise and the payment for the shares purchased, deliver to the Corporation such proof of the right of such estate or such person or persons to exercise the option as may reasonably be required the Board and counsel.

         In the event an Optionee terminates employment due to death prior to the date when all options allocated to the Optionee would be one hundred (100%) percent vested in accordance with the vesting schedule in the applicable Option Agreement, all options allocated to such Optionee shall become fully vested and nonforfeitable.

         10. Options Not Transferable. Options granted under the Plan shall not be transferable otherwise than by will or by the laws descent and distribution, and shall be exercisable, during his lifetime, only by the employee to whom the option is granted.

         11.  Adjustment  of  Shares.  In the  event of stock  dividends,  stock splits, recapitalization, combination or exchange of shares, merger, consolidation, reorganization, liquidation and the like, the number of shares subject to the Plan, and the number of shares, the option price, and the exercise date thereof subject to any option, shall be appropriately adjusted by the Board, whose determination shall be conclusive.

         12. Amendment, Suspension and Termination. The Board may at any time amend, suspend or terminate the Plan, provided, however, that the Board shall not, without the approval of the shareholders of the Corporation, (a) increase the maximum number of shares to which options may be granted, (b) change the minimum purchase price per share, (c) extend the period during which options may be granted or exercised, or (d) change the class of employees to whom options may be granted. The Board may not modify, impair or cancel any existing option without the consent of the holder thereof. This Plan will terminate automatically upon the earlier of the date that is ten (10) years from the date this Plan is adopted by the Board of Directors or the date that is ten (10) years from the date that the holders of two-thirds (2/3) of the Corporation's Common Stock present or represented at a duly held meeting of the shareholders approve this Plan, unless terminated prior thereto as hereinabove provided.

         13. Tax Withholding. The exercise of any option granted under this Plan is subject to the condition that if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

         14. Employment. Nothing in the Plan or Option Agreement shall confer upon any eligible employee any right to continued employment by the Corporation, or by its parent or subsidiary corporations, or limit in any way the right of the Corporation to alter the terms of employment.

         15. Effective Date. The Plan was adopted by the Board on March 16, 2005, and shall become effective upon approval by the shareholders of the Corporation at a meeting to be held within twelve (12) months after said adoption date. Should the shareholders fail to so approve it within twelve (12) months after said adoption date, the Plan and all options granted hereunder shall be void. Any option under this Plan shall be granted within ten (10) years of the date on which the Plan is adopted or the date the Plan is approved by the holders of two-thirds (2/3) of the Corporation's Common Stock present or represented at a duly held meeting of the shareholders, whichever is earlier.

                                      PROXY

                            FIRST SOUTH BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 11, 2005

         Barry L. Slider or V. Lewis Shuler, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 11, 2005, and at any adjournment thereof, as follows:

1.        LECTION OF       FOR all nominees listed         WITHHOLD AUTHORITY
          IRECTORS TO      below (except any I have        to vote for all
          OLD OFFICE       written below)  [ ]             nominees listed
          OR THE TERM                                      below  [ ]
          SHOWN.



Three-Year Term:        Herman E. Ratchford and David B. White

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

     --------------------------------------------------------------------------
2.   To approve  adoption of the First South  Bancorp,  Inc.,  2005 Stock Option
     Plan.

         [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN


3. To ratify the selection of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors.

         [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

4. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears on this form. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:               ,  2005       ---------------------------------------------
       --------------

                                   ---------------------------------------------








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